Other operational gain	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Other operational gain

20.       Other operational gain:

During the year ended December 31, 2025, the Company recorded a gain of $15,005 under “Other Operational Gain” in the consolidated income statement. This gain mainly includes: (a) insurance proceeds of $2,298 pursuant to war risk insurance policy in connection with the prolonged detainment of one of the Company’s vessels in Ukraine in 2022; (b) the extinguishment of a $4,066 liability related to a supplier that the Company no longer expects to require settlement; (c) the reversal of previously accrued expenses totaling $5,200, following the Company’s determination that no further invoices would be received to settle these accruals; and (d) $3,291 derived from various insurance claims. During the year ended December 31, 2024, the Company recorded a gain of $4,740, primarily derived from various insurance claims.